Fees Summary	Apr. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,488,942.72
Previously Paid Amount	0.00
Total Fee Amount	4,624.82
Total Offset Amount	0.00
Net Fee	$ 4,624.82